Exhibit 99.1

LIONSGATE STUDIOS TO LAUNCH AS A SEPARATELY TRADED PUBLIC COMPANY

Establishes One of the Largest Publicly Traded Pure Play Content Companies with an Enterprise Value of Approximately $4.6 Billion

Deal Expected to Raise Approximately $350 Million of Total Gross Proceeds

Upsized $175 Million in Committed PIPE (Private Investment in Public Equity) Financing Led by Top Mutual Fund Investors

Transaction Enabled by Business Combination with Screaming Eagle Acquisition Corp. (Nasdaq: SCRMU, SCRM, SCRMW)

Common Shares of Lionsgate Studios Will Trade as a Single Class of Stock Separately from Lionsgate Class A and Class B Shares (LGF.A, LGF.B)

LOS ANGELES, CA, December 22, 2023 – Screaming Eagle Acquisition Corp. (Nasdaq: SCRMU, SCRM, SCRMW) (“Screaming Eagle”), a publicly-traded company formed to merge with existing businesses, today announced that it has entered into a definitive written agreement to combine with the Studio Business of Lionsgate (NYSE: LGF.A, LGF.B), which comprises its Television Studio and Motion Picture Group segments and one of the world’s most valuable film and television libraries, to launch Lionsgate Studios Corp. (“Lionsgate Studios”).

The deal positions the standalone Lionsgate Studios as a platform-agnostic, pure play content company with a deep portfolio of franchise properties including The Hunger Games, John Wick, The Twilight Saga and Ghosts, a robust film and television production and distribution business, a leading talent management and production company and a world-class film and television library.

As a result of the transaction, 87.3% of the total shares of Lionsgate Studios are expected to continue to be held by Lionsgate, while Screaming Eagle public shareholders and founders and common equity financing investors are expected to own an aggregate of approximately 12.7% of the combined company. The transaction values Lionsgate Studios at an enterprise value of approximately $4.6 billion. Lionsgate Studios does not include the STARZ platform, which will continue to be wholly owned by Lionsgate.

In addition to establishing Lionsgate Studios as a standalone publicly-traded entity, the transaction is expected to deliver approximately $350 million of gross proceeds to Lionsgate, including $175 million in PIPE financing already committed by leading mutual funds and other investors. Net proceeds from the transaction are expected to be used to enhance Lionsgate’s balance sheet and facilitate strategic initiatives, including those related to the eOne business, which acquisition is scheduled to close by calendar year end.

Common shares of Lionsgate Studios will trade separately from Lionsgate’s Class A (LGF.A) and Class B (LGF.B) common shares as a single class of stock. The transaction is subject to certain closing conditions, including regulatory approvals and approval from the shareholders and public warrant holders of Screaming Eagle, and is expected to close in the spring of 2024.

“This transaction creates one of the world’s largest publicly-traded pure play content platforms with the ability to deliver significant incremental value to all of our stakeholders,” said Lionsgate CEO Jon Feltheimer and Vice Chair Michael Burns. “Coupled with the acquisition of the eOne platform scheduled to close next week, the expansion of our partnership with 3 Arts and the strong performance of our content slates, we’ve put together all of the pieces for a thriving standalone content company with a strong financial growth trajectory.”

“We are thrilled to be part of establishing Lionsgate Studios as one of the only pure play content companies in the public markets, which is well positioned to unlock value for both existing and new shareholders,” said Screaming Eagle CEO Eli Baker. “We believe this will be seen as one of the most innovative and value creating transactions the market has seen in some time.”

Transaction Details

The transaction is expected to deliver approximately $350 million of gross proceeds to Lionsgate, consisting of $175 million in gross proceeds from a committed PIPE and $175 million in proceeds from the Screaming Eagle trust. Net proceeds from the transaction will be used to enhance Lionsgate’s balance sheet and facilitate strategic initiatives including the eOne acquisition which is scheduled to close by calendar yearend.

Due to tax and other considerations, Lionsgate Studios has made it a condition of the transaction to receive not more than $175 million of gross trust proceeds. In the event that unredeemed amounts exceed $175 million, such non-redeeming shareholders will receive a mix of consideration in the form of shares in Lionsgate Studios and cash (from Screaming Eagle) (as cash value in trust), pro-rata with all other non-redeeming shareholders (excluding PIPE investors and those investors committing to non-redemption arrangements).

It is also a condition of closing that all of Screaming Eagle’s public and private placement warrants be eliminated. Screaming Eagle private placement warrants will be eliminated for no consideration. Screaming Eagle’s public warrants will be repurchased for $0.50 per warrant from warrant holders pursuant to one of the voting proposals associated with the business combination. Screaming Eagle has obtained the written consent from warrant holders owning approximately 44.19% of all public warrants outstanding to vote in favor of the public warrant repurchase. For all public warrants to be compulsorily acquired for $0.50 per warrant, an additional 5.81% is required to be obtained prior to the voting date for the business combination.

Upon closing of the transaction, it is expected that Lionsgate shareholders will indirectly own an approximately 87.3% stake in Lionsgate Studios, while Screaming Eagle public shareholders, founders and PIPE investors will own approximately 5.7%, 0.7% and 6.3% of Lionsgate Studios, respectively. Screaming Eagle founders and independent directors will collectively forfeit approximately 14.5 million of their founder shares and will retain approximately 2.0 million common shares upfront and Screaming Eagle founders will be entitled to receive an additional 2.2 million common shares if the trading price of Lionsgate Studios common shares increases 50% from $10.70. In connection with the transaction, the Screaming Eagle founders will forfeit all of their Screaming Eagle private placement warrants.

Lionsgate is expected to maintain its current corporate debt structure in this transaction.

Morgan Stanley & Co. LLC (“Morgan Stanley”) is acting as financial advisor to Lionsgate. Citigroup Global Markets Inc. (“Citigroup”) is acting as financial advisor to Screaming Eagle. Citigroup and Morgan Stanley are acting as co-placement agents for Screaming Eagle with respect to the common equity financing. Wachtell, Lipton, Rosen & Katz is acting as legal advisor to Lionsgate and Denton’s Canada LLP is acting as legal advisor to Lionsgate in Canada. White & Case LLP is acting as legal advisor to Screaming Eagle and Goodmans LLP is acting as legal advisor to Screaming Eagle in Canada. Davis Polk & Wardwell LLP is acting as legal advisor to Citigroup and Morgan Stanley in connection with their roles as co-placement agents.

Lionsgate senior management will hold a call to discuss the transaction on Thursday, January 4, at 5:00 PM ET/2:00 PM PT. Interested parties may listen to the live webcast by visiting the events page on the Lionsgate Investor Relations website or via the following link. A full replay will become available the evening of January 4 by clicking the same link. Answers to Frequently Asked Questions can be found as Exhibit 99.3 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2023.

About Screaming Eagle

Screaming Eagle Acquisition Corp. is a special purpose acquisition company established for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Screaming Eagle’s sponsor is Eagle Equity Partners V, LLC, of which Harry Sloan, Jeff Sagansky and Eli Baker are Managing Members who have together sponsored seven prior SPAC transactions. Screaming Eagle’s management team has extensive experience in identifying and executing strategic investments globally and has done so successfully in a number of sectors, including TMT.

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For further information, investors should contact:

MEDIA CONTACT:

Jeff Pryor/Priority PR

t. (818) 661-6368

e. jeff@prioritypr.net

INVESTOR CONTACT:

Ryan O’Connor

t. (424) 284-3519

e. roconnor@eaglesinvest.com

Additional Information About the Transaction and Where to Find It

In connection with the transaction, a subsidiary of Screaming Eagle (“New Screaming Eagle”) intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Screaming Eagle and a preliminary prospectus of New Screaming Eagle, and after the Registration Statement is declared effective, Screaming Eagle will mail the definitive proxy statement/prospectus relating to the transaction to its shareholders and public warrant holders as of the respective record date to be established for voting at the meeting of its shareholders (the “Screaming Eagle Shareholders Meeting”) and public warrant holders (“Screaming Eagle Public Warrant Holder Meeting”) to be held in connection with the transaction. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the transaction and the other matters to be voted upon at the Screaming Eagle Shareholders Meeting and Screaming Eagle Public Warrant Holder Meeting. This communication does not contain all the information that should be considered concerning the transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Screaming Eagle, New Screaming Eagle and Lionsgate may also file other documents with the SEC regarding the transaction. Screaming Eagle’s shareholders, public warrant holders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the transaction, as these materials will contain important information about Screaming Eagle, New Screaming Eagle, Lionsgate, Studio Business and the transaction.

Screaming Eagle’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Screaming Eagle, New Screaming Eagle and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Screaming Eagle, New Screaming Eagle, Lionsgate and their respective directors and officers may be deemed participants in the solicitation of proxies of Screaming Eagle shareholders and public warrant holders in connection with the transaction. More detailed information regarding the directors and officers of Screaming Eagle, and a description of their interests in Screaming Eagle, is contained in Screaming Eagle’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Screaming Eagle’s shareholders and public warrant holders in connection with the transaction and other matters to be voted upon at the Screaming Eagle Shareholders Meeting and SEAC Public Warrant Holders Meeting will be set forth in the Registration Statement for the transaction when available.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Screaming Eagle or Lionsgate’s ability to effectuate the transaction discussed in this document; the benefits of the transaction; the future financial performance of Lionsgate Studios (which will be the go-forward public company following the completion of the transaction) following the transactions; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Screaming Eagle, Lionsgate or New Screaming Eagle’s views as of any subsequent date, and none of Screaming Eagle, Lionsgate or New Screaming Eagle undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New Screaming Eagle nor Screaming Eagle gives any assurance that either New Screaming Eagle or Screaming Eagle will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New Screaming Eagle’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the transaction by Screaming Eagle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Screaming Eagle; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the transaction; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New Screaming Eagle, Screaming Eagle, Lionsgate or any investigation or inquiry following announcement of the transaction, including in connection with the transaction; (iv) the inability to complete the transaction due to the failure to obtain approval of Screaming Eagle’s shareholders or Screaming Eagle’s public warrant holders; (v) Lionsgate’s and New Screaming Eagle’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the transaction; (vi) the ability of the parties to obtain the listing of Lionsgate Studios’ Common Shares on a national securities exchange upon the date of closing of the transaction; (vii) the risk that the transaction disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the transaction; (ix) unexpected costs related to the transaction; (x) the amount of redemptions by Screaming Eagle’s public shareholders being greater than expected; (xi) the management and board composition of Lionsgate Studios following completion of the transaction; (xii) limited liquidity and trading of Lionsgate Studios’ securities following completion of the transactions; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions, (xiv) the possibility that Lionsgate or Screaming Eagle may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the transaction is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of Screaming Eagle, New Screaming Eagle and Lionsgate with the SEC.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Screaming Eagle, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.